UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 22, 2006
NACCO INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-9172	34-1505819

(Commission File Number)	(IRS Employer Identification Number)

5875 Landerbrook Drive, Cleveland, OH	44124-4017

(Address of Principal Executive Offices)	(Zip Code)
(440) 449-9600

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 1.01 Entry into a Material Definitive Agreement.
     On March 22, 2006, NACCO Industries, Inc.’s wholly owned subsidiary, NMHG Holding Co. (the “Company”), entered into an amendment (the “First Amendment”), which amends the Company’s Amended and Restated Credit Agreement, dated December 19, 2005 (as amended, the “Credit Agreement”), with the Lenders, as defined in the Credit Agreement, and Citicorp North America, Inc., as administrative agent for the Lenders. The First Amendment, among other things, modified certain defined terms, removed the impact of the cash and non-cash charges arising out of the redemption of the Company’s 10% Senior Notes due 2009 from the calculation of Consolidated EBITDA, as defined in the Credit Agreement, and revised the Restriction on Dividends, as defined in the Credit Agreement, to allow the Company to increase its dividends beyond the current $5 million annual limitation upon achievement of specified profitability and availability thresholds.
     The foregoing summary of the First Amendment is qualified in its entirety by reference to the First Amendment, which is filed as Exhibit 10.1 to NMHG Holding Co.’s Current Report on Form 8-K filed on April 3, 2006, Commission File Number 333-89248, and incorporated herein by reference thereto.
Item 9.01 Financial Statements and Exhibits.
     The following Exhibit is filed as part of this Current Report on Form 8-K.
     (d) Exhibits

Exhibit	Exhibit
Number	Description

10.1	First Amendment to the Amended and Restated Credit Agreement, dated as of March 22, 2006, by and among NMHG Holding Co., NACCO Materials Handling Group, Inc., NACCO Materials Handling Limited, NACCO Materials Handling B.V., the financial institutions from time to time a party thereto as Lenders, the financial institutions from time to time party thereto as Issuing Bank, Citicorp North America, Inc., in its capacity as administrative agent for the Lenders and the Issuing Bank thereunder, and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (incorporated herein by reference to Exhibit 10.1 to NMHG Holding Co.’s Current Report on Form 8-K filed on April 3, 2006, Commission File Number 333-89248).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NACCO INDUSTRIES, INC.
By:	/s/ Kenneth C. Schilling
	Name:	Kenneth C. Schilling
	Title:	Vice President and Controller

Date: April 3, 2006

EXHIBIT INDEX

Exhibit	Exhibit
Number	Description

10.1	First Amendment to the Amended and Restated Credit Agreement, dated as of March 22, 2006, by and among NMHG Holding Co., NACCO Materials Handling Group, Inc., NACCO Materials Handling Limited, NACCO Materials Handling B.V., the financial institutions from time to time a party thereto as Lenders, the financial institutions from time to time party thereto as Issuing Bank, Citicorp North America, Inc., in its capacity as administrative agent for the Lenders and the Issuing Bank thereunder, and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (incorporated herein by reference to Exhibit 10.1 to NMHG Holding Co.’s Current Report on Form 8-K filed on April 3, 2006, Commission File Number 333-89248).